UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

DGB Investment, Inc.

Douglas Bergeron Qualified Personal Residence Trust

Bergeron Nieces and Nephews Trust

DOUGLAS G. BERGERON

Anna Brockway

Kristine E. Miller

Stephen Oblak

Stefanie Tsen Ward

JENNIFER M. HARRISON

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DGB INVESTMENT, INC.

September 18, 2026

Dear Fellow Stockholders:

DGB Investment, Inc. (“DGB Investment”), Douglas G. Bergeron and certain of his affiliates and associates (collectively, “DGB,” “we” or “us”) are significant stockholders of Ethan Allen Interiors Inc., a Delaware corporation (the “Company” or “Ethan Allen”), beneficially owning, in the aggregate, 1,300,000 shares of Common Stock, $0.01 par value per share (the “Common Stock”) of the Company, constituting approximately 5.2% of the outstanding Common Stock. We believe substantial change to the composition of the Board of Directors of the Company (the “Board”) is urgently needed to address the escalating challenges facing Ethan Allen.

After more than four decades of leadership, including nearly 40 years as Chairman and CEO, Farooq Kathwari has presided over a sustained period of decline at Ethan Allen that demands immediate change. Despite this prolonged underperformance, the Board has failed to hold management accountable and provide the oversight necessary to correct the capital allocation, pricing and operational missteps that have harmed the Company and the value of your investment.

We believe that a reconstitution of the Board is essential to prevent further value destruction and to ensure that Ethan Allen’s future is focused on revitalization, with stockholders’ best interests at the forefront. Accordingly, we are seeking your support for the election of our five (5) highly qualified nominees as directors at the 2026 annual meeting of stockholders (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

According to the Company, the Board is currently composed of five (5) directors, all of whom have terms expiring at the Annual Meeting. Through the accompanying proxy statement and enclosed WHITE universal proxy card or WHITE voting instruction form, we are soliciting proxies to elect only our five (5) nominees, Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Stephen Oblak and Stefanie Tsen Ward (the “DGB Nominees”). DGB and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to five (5) nominees on DGB’s enclosed WHITE universal proxy card or WHITE voting instruction form. Any stockholder who wishes to vote for any combination of the Company’s nominees and our DGB Nominees may do so on DGB’s enclosed WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote. In any case, we recommend that the stockholders vote in favor of the DGB Nominees, who we believe are most qualified to serve as directors in order to achieve a Board composition that we believe is in the best interest of all stockholders.

We strongly believe that stockholders will benefit from a reconstituted Board composed of independent directors with extensive leadership experience, deep expertise in global retail, marketing, finance, corporate strategy, and turnarounds, and a shared commitment to the growth and revitalization of Ethan Allen. The DGB Nominees are highly qualified, bring significant and relevant experience, and are committed to helping ensure that the interests of stockholders, the true owners of Ethan Allen, are prioritized in the boardroom.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card or WHITE voting instruction form today. The attached proxy statement and the enclosed WHITE universal proxy card are first being mailed to stockholders on or about September 18, 2026.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated WHITE universal proxy card or WHITE voting instruction form or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free number listed on the following page.

Thank you for your support,

/s/ Douglas G. Bergeron

Douglas G. Bergeron

DGB Investment, Inc.

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of DGB’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 285-5990

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

2026 ANNUAL MEETING OF STOCKHOLDERS

OF

ETHAN ALLEN INTERIORS INC.
_________________________

PROXY STATEMENT
OF
DGB INVESTMENT, INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED

WHITE UNIVERSAL PROXY CARD TODAY

DGB Investment, Inc. (“DGB Investment”), Douglas G. Bergeron and certain of his affiliates and associates (collectively, “DGB,” “we” or “us”) are significant stockholders in Ethan Allen Interiors Inc., a Delaware corporation (the “Company” or “Ethan Allen”), which together with the other participants in their solicitation are the beneficial owners of an aggregate of 1,300,000 shares of Common Stock, $0.01 par value per share (the “Common Stock”) of the Company, representing approximately 5.2% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be reconstituted to ensure that the Board takes the necessary steps to revitalize this storied American brand and maximize value for all of the Company’s stockholders. To that end, we have nominated five (5) highly-qualified director nominees, each of whom have strong, relevant backgrounds and are committed to fully exploring all opportunities to unlock stockholder value and putting your interests first in the oversight of the Company. Accordingly, we are seeking your support at the 2026 annual meeting of stockholders (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:*

1.

To elect DGB’s five (5) director nominees, Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Stephen Oblak and Stefanie Tsen Ward (each, a “DGB Nominee” and together, the “DGB Nominees”) to serve for a one-year term, until the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”);

2.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers;
3.	To ratify the appointment of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the 2027 fiscal year; and
4.	To act upon any other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE universal proxy card are first being mailed to stockholders on or about September 18, 2026.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

* As of the date of this Proxy Statement, the Company’s definitive proxy statement for the Annual Meeting has not yet been filed with the Securities and Exchange Commission (the “SEC”). Accordingly, we have omitted certain information from this Proxy Statement that is not yet publicly available, including the date and time of the Annual Meeting, which we expect to be included in the Company’s definitive proxy statement. Once the Company publicly discloses this information, DGB intends to supplement this Proxy Statement to disclose such information and make any other necessary updates and file revised definitive materials with the SEC.

The Board is currently composed of five (5) directors, all of whom have terms expiring at the Annual Meeting. Through this Proxy Statement and enclosed WHITE universal proxy card or WHITE voting instruction form, we are soliciting proxies to elect our five (5) nominees, Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Stephen Oblak and Stefanie Tsen Ward. DGB Investment and Ethan Allen will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to five (5) nominees on DGB Investment’s enclosed WHITE universal proxy card or WHITE voting instruction form. Any stockholder who wishes to vote for any combination of the Company’s nominees and our DGB Nominees may do so on DGB Investment’s enclosed WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the DGB Nominees will have the legal effect of replacing five (5) incumbent directors. If at least three (3) of the DGB Nominees are elected, they will constitute a majority of the members of the Board. If fewer than three (3) of the DGB Nominees are elected, they will comprise less than a majority of the Board and there can be no guarantee that the DGB Nominees will be able to implement the actions that they believe are necessary to unlock shareholder value. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the DGB Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for fewer than five (5) nominees or for any combination (up to five (5) total) of the DGB Nominees and the Company’s nominees on the enclosed WHITE universal proxy card or WHITE voting instruction form. We recommend that stockholders do not vote for any of the Company’s nominees. Among other potential consequences, voting for Company nominees may result in the failure of one or all of the DGB Nominees to be elected to the Board. DGB urges stockholders using our WHITE universal proxy card or WHITE voting instruction form to vote “FOR” all of the DGB Nominees.

IF YOU MARK FEWER THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE FIVE (5) DGB NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on September 11, 2026 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 25 Lake Avenue Ext., Danbury, CT 06811. The Company has not yet publicly disclosed the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the Record Date.

2

As of the date hereof, the participants in this solicitation collectively beneficially own 1,300,000 shares of Common Stock, and intend to vote all of such shares FOR the election of the DGB Nominees, AGAINST the approval of the non-binding advisory vote on the compensation of the Company’s named executive officers, and FOR the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year ending June 30, 2027.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card or WHITE voting instruction form.

THIS SOLICITATION IS BEING MADE BY DGB AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS OF WHICH DGB IS NOT AWARE A REASONABLE TIME BEFORE THIS SOLICITATION BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

DGB URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM “FOR” THE ELECTION OF THE DGB NOMINEES.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING ELECTRONICALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE universal proxy card are available at

www.EthanAllenGrowth.com

3

IMPORTANT

Your vote is important, no matter the number of shares of Common Stock you own. DGB urges you to sign, date, and return the enclosed WHITE universal proxy card or WHITE voting instruction form today to vote “FOR” the election of the DGB Nominees and in accordance with DGB’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE universal proxy card and return it to DGB, c/o Okapi Partners LLC (“Okapi”) in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote shares registered in their name:
o	Via the Internet at www.okapivote.com/ETD2026 at any time prior to 11:59 PM (EST) on the day before the Annual Meeting, and follow the instructions provided on the WHITE voting instruction form; or
o	By telephone, by calling (877) 219-9623 at any time prior to 11:59 PM (EST) on the day before the Annual Meeting, and follow the instructions provided on the WHITE voting instruction form.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting instruction form in the enclosed pre-paid return envelope.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE universal proxy card or WHITE voting instruction form by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As DGB is using a “universal” proxy card containing the DGB Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. DGB strongly urges you NOT to sign or return any blue universal proxy cards or voting instruction forms that you may receive from the Company. Even if you return the Company’s blue universal proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

4

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of DGB’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 285-5990

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

5

BACKGROUND TO THE SOLICITATION

The following is a chronology of the material events leading up to this proxy solicitation and our involvement at the Company to date:

•	The Company was founded in 1932 by Theodore Baumritter and Nathan Ancell, who originally sold housewares before pivoting to manufacturing home furnishings in 1935 and adopting the name of Vermont hero and American founding father Ethan Allen in 1939.
•	In 1973, Farooq Kathwari, who then operated a business selling imported hand-crafted accessories to the US market from his native Kashmir, formed a joint venture with the Company to supply Kashmiri embroidery for upholstery used in furnishings manufactured by the Company. The joint venture was acquired by the Company in 1980, and Mr. Kathwari was later promoted to President of the Company in 1985.
•	In 1988, Mr. Kathwari became CEO and Chairman, a role he has now held for 38 years.
•	In 1989, Mr. Kathwari led a management buy-out of the Company from its then-owner Interco Inc. (“Interco”) as part of a restructuring designed to defend Interco from an unsolicited takeover bid. Although the takeover was ultimately abandoned, Interco went on to file for bankruptcy protection in 1991.
•	In March 1993, the Company went public. With Ethan Allen becoming a publicly traded company, it was required to disclose information about Mr. Kathwari’s employment agreement. Notably, based on these public disclosures, it appears that since very early in Mr. Kathwari’s tenure, he has been able to secure his role as Chairman as part of his contract – effectively co-opting what is traditionally a decision reserved for a company’s board of directors and instead solidifying that role through his employment agreements.[1] This framework has seemingly forced the other Board members to either acquiesce to Mr. Kathwari’s role as Chairman or risk triggering a costly severance obligation for the Company.
•	On September 12, 2006, after 18 years under Mr. Kathwari’s leadership, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2006, reporting net sales of $1.066 billion, a high-water mark that the Company would never again reach under Mr. Kathwari’s leadership.
•	On August 12, 2015, after 27 years under Mr. Kathwari’s leadership and nearly a decade after its revenue peak in 2006, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2015, reporting net sales of $754.6 million, gross profit of $411.2 million and operating income of $65.9 million.
•	On August 14, 2015, Sandell Asset Management Corp. (“Sandell”) issued a public letter to Mr. Kathwari explaining that the Company had underperformed its publicly traded peers and expressing the belief that the Company should explore strategic alternatives to enhance shareholder value. Sandell subsequently nominated a slate of six director candidates to the Board and solicited proxies for their election.

1 The Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on October 31, 1997, disclosed: “the Company has agreed to employ Mr. Kathwari as Chairman, Chief Executive Officer and President of the Company and Ethan Allen for a period of five years commencing July 1997 with two one-year extensions exercisable with the agreement of Mr. Kathwari and the Company.”

6

•	On September 29, 2015, in the midst of Sandell's contested solicitation, the Compensation Committee of the Board approved and the independent members of the Board ratified a new employment agreement with Mr. Kathwari, dated October 1, 2015 and effective as of July 1, 2015 (the “2015 Employment Agreement”). The 2015 Employment Agreement provided for an approximately five-year employment term and further provided, among other things, that Mr. Kathwari’s removal from his role as Chairman could constitute “Good Reason” entitling him to terminate his employment and receive substantial severance benefits.
•	On November 18, 2015, in connection with the ongoing contested election, the Company issued a letter to its stockholders in which it stated that the Board was focused on increasing the value of its stockholders’ investment in the Company, including by exceeding $1 billion in sales.
•	On November 24, 2015, at the Company’s annual meeting for that year, stockholders, apparently accepting the promises made by the Company, rejected Sandell’s nominees and voted to re-elect the incumbent directors.
•	On May 14, 2020, Mr. Kathwari filed a Form 4 with the SEC reporting his purchase on the same date of 10,000 shares of Common Stock for a purchase price of $9.8059 per share. It would be the last open market purchase of Common Stock ever made by Mr. Kathwari as of the date of this Proxy Statement.
•	On March 11, 2022, in connection with its initial due diligence, Adam Treanor, a representative of DGB Investment, had a call with Matthew J. McNulty, the Company’s Chief Financial Officer.
•	On August 29, 2022, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, in which it reported that its net e-commerce sales remained less than 5% of total consolidated net sales in all periods presented. It would be the last year the Company ever provided data on e-commerce sales.
•	On July 30, 2024, the Company entered into an amendment to Mr. Kathwari’s most recent employment agreement (the “Employment Agreement”) to extend the term of his employment for two years. Consistent with his prior employment agreements, the Employment Agreement continues to provide, among other things, that Mr. Kathwari is entitled to terminate his employment for “Good Reason” if the Board were to remove him from his position as Chairman, in which case he would be entitled to significant severance payments including 24 months of base salary, a lump sum bonus payment of up to $2 million, accelerated vesting of certain equity awards, and payment of life and disability insurance premiums and health and welfare benefits for 24 months. This Employment Agreement, like its predecessor agreements, seemingly continues to allow Mr. Kathwari to hold the Board hostage: any attempt to exercise its fundamental authority to select the Company’s Chairman could trigger millions of dollars in severance obligations, thereby insulating Mr. Kathwari from accountability and depriving the Board of meaningful autonomy over a core governance decision.
•	On May 5, 2025, the Company updated its Corporate Governance Guidelines, which provide that the Board shall not nominate a director after his 77th birthday (subject to waiver or extension). Mr. Kathwari’s 77th birthday occurred in 2021, and he has been renominated by the Board every year since then.
7

•	On August 22, 2025, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2025, reporting net sales of $614.6 million, well below the level promised by the Company in connection with its proxy fight against Sandell a decade earlier, as well as gross profit of $372.1 million and operating income of $62 million, both also significantly below the values ten years prior.
•	On January 6, 2026, the Company announced via press release the death of Board member John Dooner Jr. No public announcement was made in the press release or subsequently as to whether the size of the Board would change as a result of Mr. Dooner’s death or if the resulting vacancy would be filled.
•	On February 4, 2026, Mr. Treanor had a call with Mr. McNulty regarding the Company’s operations and the Board’s vacancy resulting from the death of John Dooner, Jr. During the call, Mr. McNulty informed Mr. Treanor that the Board had not eliminated Mr. Dooner’s former seat and was considering how to fill the vacancy.
•	On June 5, 2026, Mr. Bergeron sent a private letter to Mr. Kathwari requesting a conversation between the two of them to discuss the possibility of working collaboratively together and Mr. Bergeron’s ideas for value creation at the Company.
•	On June 10, 2026, Mr. Treanor and Mr. Bergeron participated in a virtual meeting with Mr. Kathwari to discuss, among other things, the Company’s business and the Board’s vacancy. In response to questions regarding the Board’s plan to fill the vacancy, Mr. Kathwari stated that he would keep Mr. Bergeron’s resume “with the 100 other people that want to sit on this board.”
•	On June 16, 2026, Mr. Bergeron had a meeting with Mr. Kathwari in which they discussed the Company. Mr. Bergeron noted, in response to Mr. Kathwari’s comment in their previous meeting, that he would prefer to discuss value creation at the Company rather than focus on the composition of the Board. In response, Mr. Kathwari offered to take Mr. Bergeron on a boat ride to Long Island for lunch, noting that he had just held a Board meeting on his boat. Mr. Bergeron expressed his preference for a follow-up meeting on land. Mr. Kathwari never reverted with a land-based option for such a meeting.
•	On July 29, 2026, the Company issued a press release and filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing its financial results for the fiscal 2026 full year and fourth quarter ended June 30, 2026, disclosing, among other things, a 5.7% year-over-year decline in net sales and a decline in written orders by nearly 11% year-over-year for the fiscal year ended June 30. During the Company’s July 29, 2026 earnings call, Mr. McNulty acknowledged that lower sales were driving fixed cost deleveraging and pressuring operating margins.
•	On August 5, 2026, DGB Investment delivered a notice of nomination to the Company, in accordance with the Amended and Restated By-Laws (the “Bylaws”), nominating Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Stephen Oblak, Lindsay C. O'Reilly and Stefanie Tsen Ward for election to the Board at the Annual Meeting (the “Nomination Notice”), and in satisfaction of the notice requirements under Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
8

•	Also on August 5, 2026, DGB Investment issued a press release and open letter to the Company’s stockholders (the “August 5 Letter”), regarding its nomination of the DGB Nominees and plan for revitalizing the Company, which DGB Investment believes is urgently in need of change due to, among other things, the Board’s insufficient response to the Company’s significant underperformance compared to industry peers, governance shortcomings and the erosion of its market share.
•	Also on August 5, 2026, DGB Investment filed a Schedule 13D (the “Schedule 13D”) with the SEC disclosing aggregate beneficial ownership of approximately 5.0% of the Company’s outstanding Common Stock. The Schedule 13D also disclosed DGB Investment’s delivery of the Nomination Notice and the August 5 Letter.
•	Also on August 5, 2026, DGB Investment launched www.EthanAllenGrowth.com, a website to communicate with stockholders regarding the Annual Meeting.
•	Also on August 5, 2026, Mr. Bergeron participated in an interview with Bloomberg Deals, in which he discussed the Company, including his comparison of the Company to a melting ice cube and its antiquated business model that has resulted in a loss of market share.
•	On August 7, 2026, Mr. Kathwari participated in an interview with Bloomberg Deals, in which he responded to DGB Investment’s voiced concerns regarding the Company’s operations and performance. During the interview, Mr. Kathwari acknowledged that the Company had not focused on expanding or growing sales in recent years and noted that the Board had never discussed CEO succession with him.
•	On August 11, 2026, DGB Investment delivered a letter to the Company requesting the inspection of certain stockholder list materials and related information (the “Stockholder List Demand”) pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”).
•	On August 17, 2026, counsel to the Company emailed counsel for DGB requesting that the DGB Nominees complete the Company’s D&O questionnaire (the “Questionnaire”), which is not required under the Bylaws in order to nominate director candidates.
•	On August 18, 2026, counsel to DGB Investment responded that despite the absence of a requirement in the Bylaws for stockholder nominees to complete the Questionnaire, DGB Investment’s director candidates would consider voluntarily submitting completed Questionnaires in furtherance of constructive engagement, but first asked for certain confirmations, including the Company’s confirmation that it considered the Nomination Notice to be validly submitted and that there would be six Board seats up for election at the Annual Meeting.
•	Also on August 18, 2026, DGB Investment’s legal counsel received a response from the Company’s counsel to the Stockholder List Demand.
•	On August 19, 2026, the Company issued a press release announcing that the Board had declared a $3.00 per share special cash dividend, or approximately $76 million in the aggregate, to stockholders of record as of September 3, 2026, payable September 17, 2026 (the “Special Dividend”).
•	Also on August 19, 2026, in response to the requested confirmation, counsel for the Company privately advised counsel for DGB Investment that the Board had purportedly reduced its size from six to five directors in January 2026, despite the fact that the Company had never publicly disclosed, in any filing or otherwise, its decision to fix the size of the Board to five directors following the death of Mr. Dooner.
9

•	On August 20, 2026, DGB Investment issued a press release, in which it expressed its view that the Board’s issuance of the one-time Special Dividend ahead of an election contest was a transparent attempt to distract stockholders from the Company’s core issues and underwhelming performance, and noted that Mr. Kathwari stands to collect, together with his family and related entities, more than $6 million from the Special Dividend.
•	On August 25, 2026, DGB Investment delivered a books and records demand pursuant to Section 220 of the DGCL (the “Books and Records Demand”) to the Company, seeking to, among other things, review the Board’s (i) corporate records with respect to any reduction in the number of directors on the Board; and (ii) interactions with any activist investor (including but not limited to DGB Investment), members of the Board or management, in connection with any potential or actual reduction in its size.
•	On August 27, 2026, DGB Investment delivered a letter to the Company withdrawing its nomination of Ms. O’Reilly for election to the Board at the Annual Meeting in light of communications with counsel to the Company regarding the Board’s reduction of its size.
•	Also on August 27, 2026, DGB Investment filed Amendment No. 1 to the Schedule 13D with the SEC, disclosing a 5.1% ownership position in Ethan Allen, the Books and Records Demand and its withdrawal of Ms. O’Reilly as a nominee for election at the Annual Meeting. The Amendment No. 1 to the Schedule 13D also reports that Jennifer M. Harrison, Mr. Bergeron’s spouse, was added as a member of the Schedule 13(d) group.
•	On September 1, 2026, DGB Investment’s legal counsel received a response from the Company’s counsel to the Books and Records Demand.
•	On September 2, 2026, Mr. Kathwari filed a Form 4 reporting the sale of an aggregate of 23,874 shares of Common Stock by him and his related trusts and entities, pursuant to a Rule 10b5-1 stock selling plan. Since June 20, 2024, Mr. Kathwari has reported sales of an aggregate of 201,962 shares of Common Stock made by him and the trusts and entities filing on Form 4 with him, representing more than 12% of the group’s aggregate ownership as of the date of this Proxy Statement.
•	On September 4, 2026, DGB Investment filed its preliminary proxy statement.
•	On September 11, 2026, the Company filed its preliminary proxy statement.
•	On September 18, 2026, DGB Investment filed this definitive proxy statement.
10

REASONS FOR THE SOLICITATION

Our Goal is Simple: Growth and Revitalization

We are undertaking this solicitation because we believe the status quo is untenable. Founded in Vermont in 1932, Ethan Allen is an iconic American business with an exceptional brand, deep North American manufacturing capabilities and an impressive national retail footprint that we believe should be producing substantially stronger growth and creating significant value for stockholders. Instead, stockholders have endured nearly two decades of declining revenue, lost market share, languishing share price performance and diminished investor confidence under the leadership of Chairman, President and CEO Farooq Kathwari and a Board, composed of seeming Farooq-loyalists, that has failed to hold management accountable or oversee the strategic and leadership changes the Company urgently needs.

We believe substantial stockholder-driven change is critical to restoring profitable growth and unlocking the significant value trapped in Ethan Allen’s declining shares. The DGB Nominees, who possess relevant operating expertise that we believe is notably absent from the incumbent Board, are committed to driving disciplined oversight, sharpening strategic focus and implementing the changes that we believe are necessary to modernize the business and catalyze sustainable growth.

Prolonged Underperformance: Declining Revenue in a Growing Market and Poor Shareholder Returns

Despite the strength of its brand and product portfolio, Ethan Allen has significantly underperformed its luxury peers and the broader market over the past two decades.2 The Company’s financial and operating performance has deteriorated dramatically under the current leadership team. Since the Company’s 2006 revenue peak of approximately $1.1 billion, annual revenue has declined 46% to $579 million, gross profit has declined 34%, operating income has declined 68%, enterprise value has declined 70% and the workforce has been cut nearly in half.3 At the same time, luxury peers such as RH, Williams-Sonoma and Arhaus have grown by reinvesting in brand, digital capabilities, elevated store experiences, customer acquisition and omnichannel execution – building multibillion-dollar platforms while Ethan Allen has shrunk.

The contrast is stark: Ethan Allen’s annual revenue fell below $1 billion in 2008 and has since continued to decline, while peers have scaled by investing behind the very growth levers Ethan Allen has failed to execute.

Ethan Allen’s Annual Revenue Has Declined While Luxury Peers Have Grown ($ in Millions)[4]
	2006	2016	2026
Ethan Allen	$1,066	$794	$579
Williams-Sonoma	$3,728	$5,084	$7,807
RH	$713	$2,135	$3,440
Arhaus	Not Disclosed	$495[5]	$1,379

2 Publicly listed luxury peers include Arhaus, Inc. (NasdaqGS: ARHS), RH (NYSE: RH) and Williams-Sonoma, Inc. (NYSE: WSM). The broader peer group includes Bassett Furniture Industries, Incorporated (Nasdaq: BSET), Haverty Furniture Companies, Inc. (NYSE: HVT), La-Z-Boy Incorporated (NYSE: LZB) and MillerKnoll, Inc. (NasdaqGS: MLKN).

3 Company Form 10-K filings for revenue, gross profit, operating income and workforce. S&P Capital IQ for share price, enterprise value and market capitalization, as of August 3, 2026.

4 FactSet. Given that the Company’s fiscal year (July 1 – June 30) does not align with the reporting periods for WSM (ends on the Sunday closest to January 31) and RH (ends on the Saturday closest to January 31), the results shown reflect data from the concurrent period.

5 Arhaus 2022 Annual Report, figure for 2019 revenue, the earliest publicly available figure.

11

As demonstrated by the performance of its peers, we do not believe Ethan Allen’s decline in revenue is ultimately the result of structural industry challenges. Nor is it the result of cyclical headwinds, as Ethan Allen has underperformed in both strong and challenged housing markets. Rather, it reflects a series of strategic missteps, ineffective execution and weak governance practices under the current Board and management team.

By tolerating this nearly two-decade-long trajectory of declining revenue, the current Board and management are, in our view, steering the Company to a crisis. As revenue declines, the Company’s substantial fixed cost infrastructure means that margins inevitably decline too, which will lead to reduced, and eventually no, profitability. While the Company has been able to weather the decline from $1.1 billion annual revenue to $579 million, it certainly cannot survive another 46% decline in revenue. This downward spiral will only accelerate if the Board continues to rashly issue special dividends that deplete the Company’s excess cash rather than investing these funds behind business reinvention.

In our view, Ethan Allen’s flawed strategy has driven a 40% decline in its market value over the past decade and a substantial compression in its trading multiple, from approximately 12x EV/EBITDA in 20116, to approximately 9.5x in 2016, to approximately 6x in 2026.7 As a result, the Company now trades at a valuation well below its peers and at a material discount to its intrinsic value.

Total shareholder returns (“TSR”) have lagged the broader market by 149% since October 20158 and have generally been disappointing, despite the Company’s oft-touted payment of dividends. According to Mr. Kathwari, “we give good dividends,”9 which he seems to think should be enough to buy stockholders’ good will and willingness to turn a blind eye to his own significant financial benefit. For example, in connection with the Company’s most recent special dividend, Mr. Kathwari stands to collect, together with his family and related entities, more than $6 million.

To be clear, we support a responsible dividend policy, but we believe the Board has acted recklessly in its use of special dividends, which have nevertheless failed to offset the Company’s poor TSR.

6 Approximate average EBITDA multiples during calendar years 2011 and 2016, respectively. Source: S&P Capital IQ.

7 S&P Capital IQ as of August 3, 2026.

8 Bloomberg, TSR from October 27, 2015 through July 31, 2026.

9 “Ethan Allen CEO Responds to Activist Push,” Bloomberg, August 7, 2026.

12

			Pre-COVID
Total Shareholder Return	20-Year	10-Year	12/31/2019	5-Year	3-Year	2-Year	1-Year	YTD
Performance versus Market Index
S&P 600 Index	402.6%	148.2%	79.1%	38.3%	45.2%	35.4%	36.0%	24.6%
Ethan Allen	43.6%	27.2%	96.5%	45.3%	(17.0%)	(12.2%)	(11.8%)	8.5%
(Under) / Out Performance	(359.0%)	(120.9%)	17.4%	7.0%	(62.1%)	(47.6%)	(47.8%)	(16.1%)

Performance versus Premium Furniture Peer Composite
Luxury Furniture Peer Composite Index	2241.9%	845.7%	330.9%	88.7%	65.7%	6.7%	3.0%	7.8%
Ethan Allen	43.6%	27.2%	96.5%	45.3%	(17.0%)	(12.2%)	(11.8%)	8.5%
(Under) / Out Performance	(2198.2%)	(818.4%)	(234.4%)	(43.4%)	(82.7%)	(18.9%)	(14.8%)	0.7%

Performance versus Broader Furniture Peer Composite
Furniture Peer Index	632.2%	325.1%	146.3%	36.9%	43.2%	13.3%	19.3%	17.2%
Ethan Allen	43.6%	27.2%	96.5%	45.3%	(17.0%)	(12.2%)	(11.8%)	8.5%
(Under) / Out Performance	(588.6%)	(297.8%)	(49.8%)	8.4%	(60.2%)	(25.5%)	(31.0%)	(8.7%)

Performance versus Proxy Peer Composite
Proxy Peer Composite Index	286.3%	68.6%	90.8%	20.5%	53.2%	16.7%	28.9%	20.9%
Ethan Allen	43.6%	27.2%	96.5%	45.3%	(17.0%)	(12.2%)	(11.8%)	8.5%
(Under) / Out Performance	(242.7%)	(41.4%)	5.7%	24.8%	(70.2%)	(28.9%)	(40.7%)	(12.5%)

Source: S&P Capital IQ. TSR as of August 4, 2026, the last trading day before DGB Investment nominated candidates to the Board. Premium Furniture Peer Composite: Arhaus, RH and Williams-Sonoma; Broader Furniture Peer Composite: Arhaus, Bassett, Havertys, La-Z-Boy, MillerKnoll, RH, and Williams-Sonoma; Proxy Peers: consists of all of the FY2025 Proxy Peer Group companies — Arhaus, Bassett, Flexsteel, Havertys, HNI, Hooker, Interface, La-Z-Boy, MillerKnoll, Purple Innovation and Lovesac — except Kirkland’s, Inc., which was acquired in September 2025, Steelcase Inc., which was acquired in December 2025, and Sleep Number Corporation, which filed for Chapter 11 bankruptcy protection in June 2026.

The table above illustrates clear evidence of underperformance. Despite this, we have seen no indication that the Board is interested in holding management accountable for these returns. Further, Mr. Kathwari has continually reiterated that he has the right strategy in place throughout the ongoing underperformance in the shares, and the current Board has sat idly by while the Company’s performance and credibility with the market deteriorates.

Failed Digital Strategy (or Lack thereof) Is Alienating the Next Generation of Customers

In an era where approximately 75% of furniture purchases begin online,10 digital should be central to Ethan Allen’s growth strategy – not simply as an e-commerce channel, but as the front door to brand discovery, inspiration, customer acquisition and designer-led conversion. Instead, the Company appears to view e-commerce as a threat. In this year’s 10-K, filed on September 3, 2026, management went so far as to warn that a significant shift in consumer preference toward online purchasing “could have a materially adverse impact on our sales and operating margin.” This antiquated statement does not read like something that belongs in a modern company’s annual report, and we believe it offers a telling insight into the Company’s outdated strategy. Indeed, digital tools and a modern omnichannel strategy can, and should, be used to drive prospective customers into stores and increase engagement with designers. Ethan Allen’s “either-or” approach to in-store and online purchases is a false choice.

In our view, the data on the Company’s digital strategy paints an unambiguous picture of underinvestment and neglect. Ethan Allen has the lowest website traffic among all premium peers with just 420,000 monthly site views – even Bassett Furniture, half the size of Ethan Allen, generates more site traffic.11 Ethan Allen materially underinvests in digital marketing compared to its premium peers, who are generating 25%-37% of traffic from paid search and social compared to less than 20% for Ethan Allen.12 Troublingly, the Company stopped publicly disclosing data on its online sales in 2022, when it last reported its “total e-commerce net sales remained less than 5% of our total consolidated net sales.”13 Ethan Allen’s digital presence operates at the scale of a niche regional retailer, not a storied, national luxury brand.

10 Furniture Today consumer survey; Google/Ipsos “Path to Purchase” retail insights, 2022 – 2023.

11 Similarweb Website Analytics, accessed August 3, 2026.

12 Similarweb Website Analytics, accessed August 3, 2026.

13 Company Form 10-K for the year ended June 30, 2022.

13

Beyond ceding market share, we believe one of the greatest costs of the Company’s increasingly outdated strategy is its loss of relevance to a growing customer base. Ethan Allen’s failure to modernize its business raises the risk of missing out on an entire generation of design-conscious, digitally-native customers who are now buying homes and are in their peak home improvement years. What previously might have been merely a marketing or branding challenge has become a fundamental obstacle to growth.

Shockingly, Mr. Kathwari admitted that he is not pursuing a strategy of growth. Just a few weeks ago, he stated, “we could have increased our business by expanding our reach and going all over. We didn't.”14

For the avoidance of doubt, Ethan Allen’s failure to invest in a durable omnichannel strategy and pursue growth is not imposed by a lack of resources. The Company had $187.5 million in total cash and investments as of June 30, 2026 with no debt, which should enable it to allocate resources toward brand-building, customer experience and digital initiatives to increase sales and recapture market share.15 These are compounding investments that, we believe, would result in substantial shareholder value creation. Instead, the Company chooses to simply redistribute cash via special dividends while the underlying business continues to shrink.

Furthermore, the problem is not simply how little Ethan Allen has invested, but how poorly its investments have translated into results. Management has repeatedly highlighted investments in technology, digital capabilities, marketing, product introductions and its retail network, yet the Company continues to generate weak website traffic, negligible disclosed e-commerce penetration and declining revenue. In our view, the persistent gap between management’s claimed initiatives and the results they have produced demonstrates an execution problem, not merely an investment problem.

Unfulfilled Promises: Management Has Asked Stockholders to Trust This Story Before

Mr. Kathwari and the Board have asked stockholders to trust their transformation story and believe in their promises before. During the 2015 proxy contest at Ethan Allen, Mr. Kathwari told stockholders the Board and management were “singularly focused on increasing the value of your investment in Ethan Allen” and were taking steps to “position the Company for accelerated growth and value creation.” 16 The Company also claimed that “beginning in fiscal 2017, we will be well positioned to begin an accelerated growth phase, towards sales of $1 billion.” 17

More than a decade later, those promises are still unfulfilled. In fact, the opposite has occurred. Ethan Allen has lost market share, its enterprise value has declined by approximately 40%, total shareholder returns have lagged the broader market by 149% and the digital transformation stockholders were told to expect has not materialized. Yet the Board has allowed the same leadership to repeat the same platitudes while the business continues to lose share and decline, seemingly with no interest in holding Mr. Kathwari accountable.

14 Company’s SEC filings.

15 Company fourth quarter and full year fiscal 2026 earnings press release dated July 29, 2026.

16 Ethan Allen Open Letter to Stockholders, dated November 18, 2015.

17 Company first quarter fiscal 2016 earnings press release dated October 27, 2015.

14

We believe the Company’s profoundly disappointing fourth quarter and full year fiscal 2026 results reinforce the urgent need for change. The Company reported a meaningful annual sales decline, weaker written orders in both retail and wholesale, compressed adjusted operating margins and lower earnings per share. However, Mr. Kathwari’s commentary remained strikingly disconnected from the reality of a shrinking business, repeating familiar assurances about strong margins, a robust balance sheet, technology, product introductions and being “well positioned.” Stockholders have heard these same themes for years. Indeed, despite repeated claims of investments and initiatives across technology, marketing, product and retail, management has failed to translate these efforts into sustained revenue growth, market-share gains or improved stockholder returns. In short, stockholders have not seen execution that restores growth or a Board or management team that delivers the results stockholders deserve.

In our view, the only explanation for the current Board’s total inaction and failure to hold Mr. Kathwari accountable for a failing strategy is that the incumbent directors serve Mr. Kathwari’s interests rather than the best interests of all stockholders.

At Farooq’s Ethan Allen, it Seems that the Less Governance, the Better

Ethan Allen’s governance structure, including its combined CEO and Chairman role, decreasing Board size, and repeated waiver of the Company’s policy to not nominate a director after their 77th birthday, has contributed to the Company’s underperformance by limiting accountability and discouraging the leadership transition and strategic changes the Company urgently needs. We believe the Board has failed to fulfill its fiduciary duties to stockholders, demonstrating a startling deficiency in its oversight of Company performance, executive compensation and strategic direction.

Entrenched Leadership with No Succession Plan

At 82, Mr. Kathwari has served as Chairman and CEO since 1988 and has been part of Ethan Allen’s leadership, including serving on the Board, for more than four decades. That unusually long continuity extends well beyond the CEO role, with key decision-makers across strategy, design center development, technology, digital engagement, retail operations and marketing having spent decades at the Company.

While we value leadership with longstanding ties to, and institutional knowledge of, a company, no CEO is entitled to indefinite control of a public company, especially when that leadership seemingly prioritizes the CEO’s total authority over the Company at the expense of innovation and progress.

Ethan Allen’s history and culture are important assets, but against a record of prolonged underperformance, weak digital execution and precipitously declining revenue, this degree of internal continuity raises a serious question for stockholders: under the guise of stability, has the Board allowed Mr. Kathwari’s decades-long leadership to become an impediment to progress that has hardened into unsustainable organizational inertia? Further, in light of Ethan Allen’s shrinking business and share price underperformance, is the status quo really stable? We think not.

The Board has also allowed authority to remain centralized in Mr. Kathwari’s combined role as Chairman and CEO for too long and in contravention of corporate governance best practices. Notably, Mr. Kathwari is not the Company’s founder or a controlling stockholder – Ethan Allen was already nearly 50 years old when he joined it. Mr. Kathwari’s leadership should be evaluated like that of any public-company CEO: based on whether he is the right leader to create value for stockholders going forward, not on the length of his tenure or his seeming sense of entitlement to the role.

15

The Board has failed to provide stockholders with the leadership transition and strategic reset Ethan Allen urgently needs. Shockingly, Mr. Kathwari admitted in an August 2026 Bloomberg interview that the Board “has never raised the issue” of succession to him.18 Stockholders should be concerned that Ethan Allen’s Board has failed to function as the independent check on management that is to be expected of public company boards. In our view, this is immediately disqualifying.

With no disclosed succession plan, stockholders lack clarity about the Company’s future and have little reason to trust that the current directors are legitimate stewards of the Company capable of leading Ethan Allen into a new phase of growth.

Misaligned Executive Compensation

Despite Mr. Kathwari’s track record of underperforming results, the Board has continued to approve compensation that is insufficiently tied to the metrics stockholders should care about most: profitable growth, ROIC, unit-level productivity, digital execution and TSR. In FY2024, the annual incentive sales threshold was $700 million and sales target was $725 million, while the adjusted operating income target was $85.3 million. In a decision that, in our view, flies in the face of good corporate governance, in FY2025 the Board lowered the sales threshold to $571.5 million, lowered the sales target to $635 million, and lowered the AOI target to $64.7 million. Therefore, despite actual sales falling from $646.2 million to $614.6 million, and AOI falling from $77.9 million to $62.9 million, Farooq’s annual cash incentive went from $414,000 to $1.037 million (these numbers do not include $1.5 million of annual stock award in each of the last few years). We believe this misalignment between pay and performance is evidence that not only is the current Board failing to act as an effective check on management, but it is seemingly encouraging poor performance.

At the same time, Mr. Kathwari has sold over 190,000 of his personal shares of the Company’s stock since June 2024, or more than 10% of his entire ownership stake in the Company, without having made a single open market purchase in more than six years.19 Yet despite his own selloff of Ethan Allen shares, stockholders are being asked to trust his strategy.

Failure to Refresh Board Composition and Oversight

As nearly every metric of the Company’s operating performance has continued to starkly decline under Mr. Kathwari over the past two decades, the Board’s failure to oversee a credible leadership transition or refresh the Company’s strategy is, in our view, no longer defensible. The Board has failed to bring in directors with relevant operating experience in modern retail, omnichannel execution, brand revitalization, customer acquisition and digital capabilities – the very skillsets that are critical for restoring revenue growth and implementing a long-term value creation strategy.

While we recognize Mr. Kathwari’s contribution in preserving important parts of Ethan Allen’s heritage and manufacturing base, stockholders cannot afford to let his reign and the status quo continue. We believe the time for material change in the boardroom, with independent directors who have the experience and skillsets to hold management accountable, is now.

Board Change Is Necessary: The DGB Nominees Will Bring the Experience Needed to Restore Growth

We have nominated an alternative slate of five new directors for a fresh start for Ethan Allen’s Board. They bring a highly complementary combination of global retail leadership, innovation, operating discipline and shareholder-value focus – skillsets that are critical for restoring revenue growth and implementing a long-term value creation strategy at Ethan Allen.

18 “Ethan Allen CEO Responds to Activist Push,” Bloomberg, August 7, 2026.

19 Forms 4 for Mr. Kathwari between July 19, 2024 and August 3, 2026.

16

Kristine Miller

Ms. Miller is a global strategy and transformation leader who has served as a C-suite executive and director at public companies and brings extensive experience in retail, consumer and technology sectors, management consulting and corporate governance.

Steve Oblak

Mr. Oblak is a former Chief Commercial Officer at Wayfair, bringing P&L responsibility and deep operating expertise in retail, commercial strategy and execution, global marketing, sales, pricing, customer experience, digital commerce and technology-enabled transformation.

Stefanie Tsen Ward

Ms. Ward is the former Chief Customer and Integrated Retail Officer of Neiman Marcus, bringing experience leading large-scale omnichannel transformation across iconic global luxury brands. She brings deep expertise in store operations and modernization, commercial strategy, relationship-based selling, customer growth and digital innovation.

Anna Brockway

Ms. Brockway founded and scaled America’s leading online platform for high-end vintage home furnishings, and brings expertise in transforming heritage brands, including the revitalization of Levi Strauss & Co. (NYSE: LEVI).

Doug Bergeron

Mr. Bergeron is a former public company CEO and Chairman who brings stockholder alignment, firsthand operating experience, insights into retail industry technology, M&A and capital allocation expertise, and a track record of value creation.

We are confident the DGB Nominees can drive the changes necessary to help reinvigorate Ethan Allen.

To reiterate, our goal is simple: growth and revitalization. With revamped leadership hired and overseen by the newly constituted Board, a brand-focused strategy, disciplined capital allocation and materially improved execution across digital, marketing and retail, we believe the Company could deliver significant upside to stockholders within 24 to 36 months alongside a long-overdue re-rating opportunity.

We believe it is abundantly clear that stockholders cannot afford to allow the status quo to persist. With the election of the DGB Nominees, stockholders can hold the incumbent directors accountable for years of inaction in the face of value destruction and send a clear mandate for change.

17

PROPOSAL 1

ELECTION OF DIRECTORS

The Company has an annually elected Board currently consisting of five (5) directors, all of whom have terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our five (5) DGB Nominees, Douglas G. Bergeron, Anna Brockway, Kristine E. Miller, Stephen Oblak and Stefanie Tsen Ward, to serve for a one-year term, until the Company’s 2027 Annual Meeting and until their respective successors are elected and qualified. Your vote to elect the DGB Nominees will have the legal effect of replacing five (5) incumbent directors of the Company with the DGB Nominees. If at least three (3) of the DGB Nominees are elected, they will constitute a majority of the members of the Board. If fewer than three (3) of the DGB Nominees are elected, they will comprise less than a majority of the Board and there can be no guarantee that the DGB Nominees will be able to implement the actions that they believe are necessary to unlock stockholder value. There is no assurance that any incumbent director will serve as a director if all or some of the DGB Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees. We believe the election of our DGB Nominees is an important step in the right direction for enhancing long-term value at the Company.

This Proxy Statement is soliciting proxies to elect only our five (5) DGB Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees.

THE DGB NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the DGB Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the DGB Nominees should serve as directors of the Company are set forth above in the section entitled “REASONS FOR THE SOLICITATION” and below. This information has been furnished to us by the DGB Nominees. Each of the DGB Nominees is a citizen of the United States of America. Mr. Bergeron is also a citizen of Canada.

Douglas G. Bergeron, age 65, has served as President and sole shareholder of DGB Investment, a diversified holding company of private and public investments and real estate holdings, since 2002. Mr. Bergeron served as Chairman of the Board of directors of Cantaloupe, Inc. (NASDAQ: CTLP) (f/k/a USA Technologies, Inc.), a retail technology company, from 2020 until its acquisition by 365 Retail Markets, LLC (“365 Retail Markets”) in May 2026. From 2020 through 2022, Mr. Bergeron served as Co-Managing Partner of Hudson Executive Capital LP, a New York-based activist hedge fund. In 2013, Mr. Bergeron founded Opus Limited (d/b/a Opus Global), a software holding company focused on financial risk management, together with GTCR LLC (“GTCR”), a private equity firm, where he served as CEO until the sale of its operating divisions to Coupa Software Incorporated (“Coupa Software”) and Nice Ltd. in 2018. In 2002, Mr. Bergeron partnered with GTCR, an American private equity firm, to grow VeriFone Systems, Inc. (“Verifone”) into a multinational company. In 2005, VeriFone went public on the NYSE under the symbol PAY. Mr. Bergeron served as VeriFone’s CEO from 2001 until 2013, a period in which revenues grew from under $300 million annually to nearly $2 billion. From 2000 to 2002, Mr. Bergeron served as Group President of Gores Technology Group, LLC, an American private equity firm. In that capacity, he led the acquisition of VeriFone from Hewlett-Packard Company for $50 million. Prior to that, Mr. Bergeron served as President and Chief Executive Officer of Geac Computer Corporation, Ltd. (formerly TSE: GAC), a producer of enterprise resource planning, performance management, and industry specific software, from 1999 to 2000. From 1990 to 1999, Mr. Bergeron served in a number of executive leadership positions at SunGard Data Systems Inc., a provider of software and technology solutions for the financial services industry, including as CEO of SunGard Brokerage Systems Group and President of SunGard Futures Systems. Earlier in his career, Mr. Bergeron held engineering positions with Northern Telecom Limited (n/k/a Nortel Networks Corporation) (formerly NYSE: NT), a Canadian telecommunications company, and Adga Systems.

18

Mr. Bergeron currently serves as a member of the boards of directors of 365 Retail Markets, a global leader in unattended retail technology owned by Providence Equity Partners L.L.C., since May 2026; and Zact Inc., an expense and payment management platform, since October 2022. He also previously served on the boards of directors of Hiperos, LLC, a cloud-based software company that helps large businesses manage third-party risks, from 2014 until its sale to Coupa Software in 2018; Fundtech, a New York-based financial technology company, from 2011 until its sale to DH Corporation in 2015; RPAC Racing, LLC (n/k/a Legacy Motor Club), an American professional stock car racing team, from 2010 to October 2014; Merriman Holdings, Inc. (formerly NASDAQ: MERR), a financial services holding company, from 2009 to 2010; and VeriFone, from 2001 to 2013, where he served as Chairman from 2001 to 2008. Mr. Bergeron has been a Permanent Member of the Council on Foreign Relations, an independent, nonpartisan American think tank, membership organization, and publisher focused on international relations and U.S. foreign policy, since 2011. Mr. Bergeron is also a member of the Board of Overseers of the Hoover Institute at Stanford University. Mr. Bergeron received a B.A. degree in Computer Science from York University and an M.S. in Systems Management from the University of Southern California. Mr. Bergeron also received an Honorary Doctor of Laws (LLD) from York University in recognition of his contributions to engineering, technology and entrepreneurship.

DGB believes that Mr. Bergeron's executive and board leadership experience, coupled with his deep expertise in technology and financial services and value creation, makes him well qualified to serve on the Board.

Anna Brockway, age 55, currently serves as a Brand Ambassador and advisor to Chairish, America’s leading online platform for high-end home furnishings, which she co-founded in 2012 and where she served as President, leading its brand and growth strategy, developing scalable customer acquisition and retention programs, implementing sophisticated attribution models to ensure disciplined marketing investment, pioneering retail pop-ups and tastemaker collaborations, and guiding the company through strategic acquisitions in the United States and Europe, until its acquisition by Auction Technology Group (LON: ATG) in September 2025. Prior to founding Chairish, Ms. Brockway served in several retail marketing leadership roles at Levi Strauss & Co. (“Levi’s”) (NYSE: LEVI), an American clothing company and one of the nation’s most enduring heritage brands, including as Vice President of World Wide Marketing from 2001 to 2003; Director of Marketing, Levi’s Brand USA, from 1999 to 2001; and Marketing Manager, Consumer Marketing and Retail Marketing, from 1996 to 1999. Prior to Levi’s, Ms. Brockway served as Account Supervisor at Foote, Cone & Belding, Inc., one of the world's largest global advertising agency networks, from 1994 to 1996. Ms. Brockway earned a B.A. in Art History at Columbia College of Columbia University.

DGB believes that Ms. Brockway's extensive senior leadership experience in e-commerce, brand building, and consumer marketing and her demonstrated history scaling high-growth retail platforms, developing consumer-facing brand strategy and revitalizing historic American brands would make her a valuable addition to the Board.

19

Kristine E. Miller, age 62, most recently served as Chief Strategy Officer, SVP of eBay Inc. (“eBay”) (NASDAQ: EBAY), a global e-commerce company, from 2014 to 2020, where she led numerous digital transformation initiatives to improve buyer and seller experiences. Prior to joining eBay, Ms. Miller served as a partner and director at Bain & Company, Inc. (“Bain”), a global management consulting firm, from 1990 to 2014, where she also led the North American Retail practice from 2004 to 2009, served as a member of the Worldwide Compensation and Promotion Committee from 2006 to 2011, including as its chair from 2009 to 2011, and co-authored the Retail Holiday Newsletter Series from 2004 to 2014. Ms. Miller also worked at Marakon Associates, a management consulting firm, from 1989 to 1990. Ms. Miller began her career as a Products Research Manager in the Beauty Care Division of The Procter & Gamble Company (NYSE: PG), an American multinational consumer goods company, from 1985 to 1987. Ms. Miller currently serves as a member of the boards of directors of Rover.com, a Blackstone portfolio company and the leading online platform connecting pet parents with pet care service providers, since July 2024, where she serves as Chair of the Compensation Committee, Grove Collaborative (NYSE: GROV), a leading sustainable consumer products company, where she serves as Chair of the Compensation Committee and as a member of the Audit Committee, since June 2022. She also serves as a member of the Board of Advisors of Cinch Home Services, a leading home services company, since October 2025 and as its Chair since June 2026, and of Reflect, Inc., a venture-backed online marketplace for mental health care, since 2019. Ms. Miller has extensive prior experience on public and private boards, having previously served as a director of Chairish, Inc., America’s leading online platform for high-end home furnishings, including as a member of the Compensation Committee, from February 2021 until its acquisition by Auction Technology Group (LON: ATG) in August 2025; Neiman Marcus Group LLC, a luxury fashion and customer service company, where she served as Chair of the Compensation and Talent Management Committee, from 2020 until its acquisition by Saks Global (n/k/a Exemplar Luxury Group) in December 2024; Cable One, Inc. (NYSE: CABO), a leading broadband communications provider serving residential and business customers, where she chaired the Compensation Committee and served as a member of the Nominating & Governance Committee, from 2019 to July 2023; and Bain from 2009 to 2011 during her tenure as Chairman of the Worldwide Compensation and Promotion Committee. Ms. Miller also previously served on the boards of the eBay Foundation, a non-profit organization which uses strategic grants to create economic opportunities and engages employees in charitable giving and volunteering, from 2015 to 2020; the California Chamber of Commerce, a broad-based business advocacy group in California, from 2009 to 2014; and the Junior Achievement of the Bay Area, an organization which aims to inspire and prepare young people to succeed in a global economy, from 2002 to 2007. Ms. Miller earned a bachelor’s degree in chemical engineering from Carnegie Mellon University and an M.B.A. from the Stanford Graduate School of Business.

DGB believes that Ms. Miller’s extensive strategic, operational and governance expertise in the retail, consumer and technology spaces, together with her demonstrated board and senior leadership experience, would make her a valuable addition to the Board.

Stephen Oblak, age 53, currently serves as an independent advisor to founders, CEOs, investors, and early-stage companies on growth, strategy, organizational scaling, and business operations, a role he has held since January 2024. Previously, Mr. Oblak served in a series of executive leadership roles at Wayfair Inc. (“Wayfair”) (NYSE: W), an American multinational e-commerce company and home retailer, from 2009 to January 2024, most recently as its Chief Commercial Officer from March 2021 to October 2023 and as a non-executive employee supporting the transition to Wayfair’s new Chief Commercial Officer after his retirement from October 2023 to January 2024. Prior to that, Mr. Oblak served as Wayfair’s Chief Merchandising Officer & Head of North America, SVP, from 2017 to March 2021; SVP & GM of Wayfair US, from 2014 to 2017; VP and Head of Category Management, from 2011 to 2014; and Director, Category Management, from 2009 to 2011. Prior to joining Wayfair, Mr. Oblak served as Vice President of River West Brands, LLC, a brand acquisition and enterprise development company focused on acquiring and re-commercializing dormant consumer brands, from 2007 to 2009. Before that, Mr. Oblak served as Senior Director, Strategy Consulting Group of FBC (FutureBrand) Limited, an international brand and design consultancy. Mr. Oblak previously served as a consultant at Peppers and Rogers Group, Inc., a global management consulting firm, from 2002 to 2003. Earlier in his career, Mr. Oblak served as Senior Manager of the International Financial Services practice of The Corporate Executive Board Company (formerly NYSE: CEB), a global research and advisory company providing research, consulting, conferences, and decision-support services to business and technology leaders, from 1995 to 1999. Mr. Oblak has served on the board of directors of Dorvie, Inc., a technology-enabled home concierge and services platform, since June 2025. He has also served as a Program Advisory Board Member of Northwestern University’s Kellogg School of Management and McCormick School of Engineering’s joint MBAI (Master of Business Administration in Artificial Intelligence) Program since January 2021. Mr. Oblak earned a B.A. from Hamilton College and an M.B.A. from the Kellogg School.

20

DGB believes that Mr. Oblak’s extensive senior leadership experience in e-commerce, merchandising, category management, and brand strategy, together with his expertise in large-scale retail operations and consumer-focused business strategies, would make him a valuable addition to the Board.

Stefanie Tsen Ward, age 46, currently serves as a fractional executive and advisor to CEOs, investors and early stage companies on commercial strategy, customer growth and technology platforms, a role she has held since June 2025. She also served as an advisor to executive leadership at The Michaels Companies Inc., an American retail holding company, on store transformation, team structure, and enhanced customer experiences, from October 2025 to December 2025. Previously, Ms. Ward served as an operating partner of Exclusive Resorts Club Management, LLC, a private residence club and luxury travel company, from June 2025 to December 2025, where she focused on driving customer journey optimization, marketing efficiency and sales growth. Prior to that, Ms. Ward served in various executive roles at Neiman Marcus Group LLC (“Neiman Marcus”), a luxury fashion and customer service company, from 2018 to March 2025, most recently as Executive Vice President, Chief Integrated Retail and Customer Officer, from July 2023 to March 2025; and previously as Senior Vice President, Chief Retail Officer, from August 2022 to July 2023; Senior Vice President, Customer Engagement and West Region Integrated Retail, from 2020 to July 2022; and Senior Vice President, Omnichannel Customer Experience, from 2018 to 2020. Before Neiman Marcus, Ms. Ward served as Vice President and General Manager, Studios and Omnichannel Services, of Sephora SA, a global beauty retailer and an LVMH Moët Hennessy Louis Vuitton SE (“LVMH”) (MC.PA) company, from 2016 to 2018. From 2015 to 2016, Ms. Ward served as a freelance consultant and advisor to brands in the US and Canada, including Louis Vuitton Malletier SAS (“Louis Vuitton”), a French luxury fashion house and LVMH company; L Catterton Management Limited, a private equity firm; Percolata Corporation, a company providing AI-powered workforce optimization and demand forecasting solutions for the retail industry; and EllieFunDay, LLC, a social enterprise that designs organic baby blankets, clothing, and accessories. Prior to that, Ms. Ward served in a series of client development leadership roles at Louis Vuitton, including as Vice President, General Manager – Head of Canada, from 2014 to 2016; Area Director from 2011 to 2014; and Client Development and Business Analysis Manager from 2010 to 2011. Earlier in her career, Ms. Ward served as Group Product and Brand Development Manager in the home fragrance division of Bath & Body Works, Inc. (NYSE: BBWI), a specialty retailer, from 2007 to 2010. Ms. Ward also served as Associate Marketing Manager of Time Inc. (formerly NYSE: TIME), a media company, from 2003 to 2005 and as an Investment Banking Analyst in the Global Retail and Consumer Products Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a multinational investment bank, from 2002 to 2003. Ms. Ward has served as a member of the board of directors of Uplift Education, one of Texas's largest public charter school networks, since August 2025. Ms. Ward earned a Bachelor of Arts from Columbia University in Economics and Psychology and an M.B.A. from Harvard Business School.

21

DGB believes that Ms. Ward’s demonstrated ability to integrate physical retail, digital capabilities and personalized customer engagement to drive commercial performance would make her a valuable addition to the Board.

The principal business address of Mr. Bergeron is 7522 Glenwild Dr. Park City, UT 84098. The principal business address of Ms. Brockway is 2699 Filbert Street, San Francisco, CA 94123. The principal business address of Ms. Miller is 200 SE Mizner Blvd., Unit 417, Boca Raton, FL 33432. The principal business address of Mr. Oblak is 9 Foxcroft Road, Winchester, MA 01890. The principal business address of Ms. Ward is 5901 Vanderbilt Ave, Dallas, TX 75206.

As of the date hereof, none of the DGB Nominees (other than Mr. Bergeron) own beneficially or of record any securities of the Company nor have any of the DGB Nominees entered into any transactions in securities of the Company during the past two years.

As of the date hereof, DGB Investment directly beneficially owns 1,050,000 shares of Common Stock.

As of the date hereof, the Douglas Bergeron Qualified Personal Residence Trust (the “Residence Trust”) directly beneficially owns 90,000 shares of Common Stock.

As of the date hereof, the Bergeron Nieces and Nephews Trust (the “Nieces and Nephews Trust”) directly beneficially owns 135,000 shares of Common Stock.

Mr. Bergeron, as President and sole stockholder of DGB Investment, may be deemed to beneficially own shares of Common Stock beneficially owned directly by DGB Investment. As trust advisor for each of the Residence Trust and the Nieces and Nephews Trust, Mr. Bergeron has sole voting and dispositive power over the shares of Common Stock held in the Residence Trust and the Nieces and Nephews Trust and thus may be deemed to beneficially own the shares of Common Stock directly beneficially owned by the Residence Trust and the Nieces and Nephews Trust.

For information regarding purchases and sales of securities of the Company during the past two years by certain of the Participants, please see Schedule I.

Each of the DGB Nominees may be deemed to be a member of a “group” with the other participants in this solicitation for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,300,000 shares of Common Stock owned in the aggregate by all of the Participants. Each DGB Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own.

DGB believes that each DGB Nominee presently is, and if elected as a director of the Company, each DGB Nominee would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, DGB acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, DGB acknowledges that if any DGB Nominee is elected, the determination of the DGB Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No DGB Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

22

DGB Investment entered into letter agreements (the “Indemnification Agreements”) with each of the Nominees other than Mr. Bergeron pursuant to which DGB Investment and its affiliates have agreed to indemnify such DGB Nominees against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against any such DGB Nominee in his or her capacity as a director of the Company, if so elected.

Each of the DGB Nominees, except Mr. Bergeron, has granted Mr. Bergeron a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies at the Annual Meeting.

On August 27, 2026, the Participants (as defined below) entered into an Amended and Restated Group Agreement (the “A&R Group Agreement”) in which, among other things, (i) that certain group agreement, dated August 5, 2026, by and among certain of the Participants and other third parties, was superseded in its entirety, (ii) the Participants agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company, (iii) the Participants agreed to solicit proxies for the election of the DGB Nominees at the Annual Meeting, (iv) each of the DGB Nominees (other than Mr. Bergeron) agreed that he or she will not undertake or effect any purchase, sale, acquisition or disposition of any securities of the Company without the prior written consent of DGB and (v) DGB shall have the right to pre-approve all expenses incurred in connection with the Participants’ activities and agreed to pay directly all such pre-approved expenses in connection with the solicitation.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no DGB Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no DGB Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no DGB Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no DGB Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any DGB Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no DGB Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any DGB Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no DGB Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no DGB Nominee or any of his or her associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no DGB Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no DGB Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no DGB Nominee holds any positions or offices with the Company; (xiii) no DGB Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the DGB Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any DGB Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the DGB Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any DGB Nominee or any of such DGB Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such DGB Nominee been a director of the Company, and (c) none of the DGB Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

23

Other than as set forth in this Proxy Statement, there are no agreements, arrangements or understandings between or among DGB and the DGB Nominees or any other person or persons pursuant to which the nominations described herein are to be made, other than the consent by each of the DGB Nominees to be named as a nominee of DGB in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected. None of the DGB Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Based on a review of publicly available information, if three or more of the DGB Nominees are elected as directors to the Board, it could be deemed to constitute a “Change in Control” under certain of the Company’s agreements governing equity awards and compensation, including the Company’s Third Amended and Restated Credit Agreement, the Change of Control Severance Plan and certain employment agreements, unless the Board approves the election of such nominees in advance. We do not believe these provisions to be concerning, as there is no automatic acceleration upon the occurrence of a “Change in Control,” but rather any such consequences would depend on the Board’s discretion and/or involve double-trigger provisions. Given our limited knowledge based solely on publicly available information, we anticipate that the Company will provide additional information regarding any relevant agreements once it files its proxy statement. We request that the Board approve the election of the DGB Nominees in advance such that their election would not trigger the change in control provisions of such agreements.

DGB and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the DGB Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Stockholders will have the ability to vote for up to five (5) nominees on DGB’s enclosed WHITE universal proxy card or WHITE voting instruction form. Any stockholder who wishes to vote for any combination of the Company’s nominees and the DGB Nominees may do so on DGB’s enclosed WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than five (5) nominees or for any combination (up to five (5) total) of the DGB Nominees and the Company’s nominees on the WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s blue universal proxy card or voting instruction form, regardless of how you wish to vote. However, DGB urges stockholders to vote using our WHITE universal proxy card or WHITE voting instruction form “FOR” the five (5) DGB Nominees.

24

IF YOU MARK FEWER THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE FIVE (5) DGB NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE DGB NOMINEES ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM.

25

PROPOSAL 2

TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is seeking approval, on a non-binding basis, of the compensation of its Named Executive Officers, whom the Company refer to as its “Named Executive Officers”, or “NEOs,” as disclosed in the Company’s proxy statement. This proposal is commonly referred to as “say-on-pay.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the compensation policies and practices described in the Company’s proxy statement.

The Board is asking stockholders to approve, on a non-binding advisory basis, the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the Compensation Tables and the related narrative.”

As discussed in the Company’s proxy statement, because the vote is advisory, it will not be binding upon the Board. However, according to the Company’s proxy statement, the Board values stockholders’ opinions and the Compensation Committee will consider the outcome of the advisory vote when considering future executive compensation decisions.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL

26

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) evaluates and selects the Company’s independent auditor each year and has selected CohnReznick, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.

According to the Company’s proxy statement, CohnReznick has served in this role since 2022.

The Company’s proxy statement states that the Audit Committee believes that the continued retention of CohnReznick to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2027 is in the best interests of the Company and its stockholders.

According to the Company’s proxy statement, although ratification is not required by the Bylaws, the Board is submitting the appointment of CohnReznick to stockholders for ratification as a matter of good corporate governance, upon the selection and recommendation of the Audit Committee. If the Audit Committee’s appointment is not ratified, the Audit Committee will reconsider the appointment, if appropriate. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and the Company’s stockholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

27

VOTING AND PROXY PROCEDURES

Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting. Based on publicly available information, DGB believes that the only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock.

Shares of Common Stock represented by properly executed WHITE universal proxy cards or WHITE voting instruction forms will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the DGB Nominees, AGAINST the approval of the non-binding advisory vote on the compensation of the Company’s Named Executive Officers, and FOR the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year ending June 30, 2027.

DGB and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to five (5) nominees on DGB’s enclosed WHITE universal proxy card or WHITE voting instruction form. Any stockholder who wishes to vote for any combination of the Company’s nominees and the DGB Nominees may do so on DGB’s WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than five (5) nominees or for any combination (up to five (5) total) of the DGB Nominees and the Company’s nominees on the WHITE universal proxy card or WHITE voting instruction form. We recommend that stockholders do not vote for any of the Company’s nominees.

We believe that voting on the WHITE universal proxy card or WHITE voting instruction form provides the best opportunity for stockholders to elect all of the DGB Nominees and achieve the best Board composition overall. DGB therefore urges stockholders to use our WHITE universal proxy card to vote “FOR” the five (5) DGB Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be conducted as a virtual-only meeting via the Internet. Only stockholders and certain other permitted attendees may attend the live webcast of the Annual Meeting. In order to attend the virtual Annual Meeting, you will need to pre-register at www.cesonlineservices.com/etd26_vm. Once pre-registered, stockholders as of the Record Date will be able to attend the virtual Annual Meeting, vote and electronically submit questions during the Annual Meeting by visiting www.cesonlineservices.com/etd26_vm. Stockholders will need the digital control number included on the proxy card or in the instructions that accompanied the proxy materials to enter the Annual Meeting. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the Annual Meeting.

28

The Company has not yet disclosed the date and time by which you will need to pre-register or when you may log into the virtual meeting platform. The Company has also not yet disclosed the date and time the Annual Meeting will begin. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Registered Stockholders

According to the Company’s proxy statement, stockholders of record as of the Record Date may register to participate in the Annual Meeting by visiting the website www.cesonlineservices.com/etd26_vm. Please have your proxy card containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting. The Company has not yet disclosed the date and time by which requests to register to participate in the Annual Meeting must be received. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Beneficial Stockholders

According to the Company’s proxy statement, stockholders whose shares are held through a bank, broker, or other nominee as of the Record Date may register to participate in the Annual Meeting by visiting the website www.cesonlineservices.com/etd26_vm. Please have your voting instruction form containing your control number available and follow the instructions to complete your registration request. If you hold shares in “street name” through a bank, broker or other nominee, you must follow the instructions provided by your bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares. If you hold your shares in “street name” through a bank, broker or other nominee and you wish to vote electronically at the Annual Meeting, you must obtain and submit a legal proxy from your broker, bank or other nominee in order to vote electronically during the Annual Meeting. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting. The Company has not yet disclosed the date and time by which requests to register to participate in the Annual Meeting must be received. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

You are entitled to participate in the Annual Meeting if you are a stockholder of record as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. If your shares are held in street name, to be admitted to the Annual Meeting, you may be required to obtain a legal proxy reflecting the number of shares of Common Stock you held as of the Record Date, and you must follow the instructions you receive from your broker, bank, or nominee for further instructions as well as those you receive via email after your successful registration.

A proxy is a document by which you authorize someone else to vote for you at a stockholder meeting in the way that you want to vote. That document is called a “proxy” or, if your shares are held in “street name” (i.e., through a bank, broker, or other nominee) and you give instructions to the record holder of your shares, is called a “voting instruction card.”

According to the Company’s proxy statement, if you wish to submit a question, you may do so during the Annual Meeting at www.cesonlineservices.com/etd26_vm. Questions pertinent to Annual Meeting matters will be recognized and answered during the Annual Meeting, subject to time constraints. Questions will be read at the Annual Meeting by one of the Company’s representatives. Questions and answers may be grouped by topic and substantially similar questions may be answered once. To promote fairness and efficient use of resources, only one question may be asked per stockholder. Questions will be limited to topics relevant to the Company’s business.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE universal proxy card or WHITE voting instruction form in the postage-paid envelope provided, or vote via the Internet or telephone as instructed on the WHITE universal proxy card or WHITE voting instruction form. If you have any difficulty following the registration process, please email our proxy solicitor at info@okapipartners.com.

VOTING

You may vote your shares by using one of the methods listed below. DGB Investment strongly urges you to vote using the WHITE universal proxy card, and to discard and NOT vote using any blue proxy card sent to you by the Company.

By Internet – You can submit a proxy over the Internet by logging on to www.okapivote.com/ETD2026, entering your control number located on the proxy or voting instruction card and submitting a proxy by following the on-screen prompts. If you are a beneficial owner, and if the brokerage firm, bank, or other nominee that holds your shares offers Internet voting, you will receive instructions from the brokerage firm, bank, or other similar organization that you must follow in order to submit your proxy over the Internet.

By telephone – You can submit a proxy by telephone by calling the toll-free number (877) 219-9623, entering your control number located on the proxy or voting instruction card and following the prompts. If you are a beneficial owner and if the brokerage firm, bank, or other similar organization that holds your shares offers telephone voting, you will receive instructions from the brokerage firm, bank, or other similar organization that you must follow in order to submit a proxy by telephone.

By mail – You can submit a proxy by completing, dating, signing, and returning your proxy in the postage paid envelope provided. You should sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney, or officer of a corporation), please indicate your name and title or capacity. If you are a beneficial owner, you have the right to direct your brokerage firm, bank, or other similar organization on how to vote your shares, and the brokerage firm, bank or other similar organization is required to vote your shares in accordance with your instructions. To provide instructions to your brokerage firm, bank, or other similar organization by mail, please complete, date, sign and return your voting instruction card in the postage paid envelope provided by your brokerage firm, bank, or other similar organization.

29

Virtually – Assuming you have pre-registered to attend the virtual meeting, you may vote electronically over the Internet during the Annual Meeting at www.cesonlineservices.com/etd26_vm and using your 16-digit control number (included on the Notice, on your proxy card or in the instructions that accompanied your proxy materials).

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE voting instruction form in the postage-paid envelope provided, or vote via the Internet as instructed on the WHITE voting instruction form.

The Company has not yet disclosed the date and time by which your proxy must be received. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. Even if you submit your proxy or voting instructions by one of the methods listed above, you still may vote virtually at the Annual Meeting if you are the record holder of your shares. If you are a beneficial owner, you must obtain a “legal proxy” from the record holder in order to vote your shares at the Annual Meeting. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

According to the Company’s proxy statement, if you own your shares through the Ethan Allen Retirement Plan, you can direct the trustee to vote the shares held in your account in accordance with your instructions by returning the voting instruction card for your account or by registering your instructions over the Internet or by telephone as directed on the voting instruction card for your account. The Company has not yet disclosed the date and time by which you should submit those instructions if you wish to instruct the trustee on the voting of shares held in your account. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. The trustee will vote shares for which no voting instructions were received on or before that date as directed by the plan fiduciary.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the presence of one-third of the outstanding shares of Common Stock entitled to vote at the meeting as of the Record Date, present in person or represented by proxy, constitutes a quorum, which is required in order to hold and conduct business at the Annual Meeting. The Company has not yet publicly disclosed the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. According to the Company’s proxy statement, abstentions and shares held of record by a brokerage firm, bank or similar organization, or its nominee, pursuant to a signed proxy or voting instruction card that are voted on any matter are included in determining the number of shares present.  If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes. Shares of Common Stock that are present virtually during the Annual Meeting constitute shares of common stock represented “in person”. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

If you are a stockholder of record, you must deliver your vote by Internet, telephone or mail or attend the Annual Meeting virtually and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 3 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

30

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, as a result of our nomination of the DGB Nominees, the Annual Meeting’s director elections constitutes a “contested election” (as defined in the Bylaws), and, accordingly, directors shall be elected by the vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the five (5) director nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not counted as a vote cast either “For” or “Against” and will have no effect on the outcome of the vote on the election of a director.

Proposal 2: Advisory (Non-Binding) Vote on the Compensation of the Company’s Named Executive Officers ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares present and entitled to vote thereon is required for the approval, by non-binding advisory vote, of executive compensation of the Company’s Named Executive Officers. Abstentions will be counted as present for the purposes of a vote and therefore will count as a vote “Against” this proposal. Broker non-votes, if any, will not be counted as present and will therefore have no effect on the outcome of this proposal.

Proposal 3: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares present and entitled to vote thereon is required for the approval of the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year. Abstentions will be counted as present for the purposes of a vote and therefore will count as a vote “Against” this proposal. Broker non-votes, if any, will not be counted as present and will therefore have no effect on the outcome of this proposal.

Under applicable Delaware law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual Meeting. If you sign and submit your WHITE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with DGB’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

31

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. Only your last Internet or telephone vote submitted prior to the Annual Meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 PM (EST) on the day before the Annual Meeting. The revocation may be delivered either to DGB Investment in care of Okapi at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at  25 Lake Avenue Ext., Danbury, Connecticut 06811, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to DGB Investment in care of Okapi at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the DGB Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE DGB NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

32

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by DGB Investment. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

DGB Investment has entered into an agreement with Okapi for solicitation and advisory services in connection with the solicitation, for which Okapi will receive a fee not to exceed $775,000, together with reimbursement for its reasonable and out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. DGB Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Okapi will employ approximately 45 persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by DGB Investment. Costs of this solicitation of proxies are currently estimated to be $1.25 million. DGB Investment estimates that through the date hereof, its expenses in connection with this solicitation are approximately $3.5 million. To the extent legally permissible, if DGB Investment is successful in its proxy solicitation, DGB Investment intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. DGB Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this proxy solicitation are DGB Investment, the Residence Trust, a Delaware trust; the Nieces and Nephews Trust, a Delaware trust; Jennifer M. Harrison and the DGB Nominees (each a “Participant” and collectively, the “Participants”).

The principal business address of each of DGB Investment, the Residence Trust and the Nieces and Nephews Trust and Ms. Harrison is 7522 Glenwild Dr., Park City, UT 84098. The principal business addresses of the DGB Nominees are as set forth elsewhere in this Proxy Statement.

The principal business of DGB Investment is serving as a diversified holding company of investments. The principal business of each of Residence Trust and Nieces and Nephews Trust is serving as a trust entity to hold and administer assets for the benefit of beneficiaries. The principal occupation of Ms. Harrison is practicing as a psychotherapist. The principal occupations of the DGB Nominees are as set forth elsewhere in this Proxy Statement.

As of the date hereof, DGB Investment directly beneficially owns 1,050,000 shares of Common Stock. As of the date hereof, the Residence Trust directly beneficially owns 90,000 shares of Common Stock. As of the date hereof, the Nieces and Nephews Trust directly beneficially owns 135,000 shares of Common Stock. Mr. Bergeron, as President and sole stockholder of DGB Investment and as trust advisor for each of the Residence Trust and the Nieces and Nephews Trust, may be deemed to beneficially own the 1,275,000 shares of Common Stock directly beneficially owned in the aggregate by DGB Investment, the Residence Trust and the Nieces and Nephews Trust. As of the date hereof, Ms. Harrison directly beneficially owns 25,000 shares of Common Stock. As of the date hereof, Mses. Brockway, Miller and Ward and Mr. Oblak do not beneficially own any shares of Common Stock.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,300,000 shares of Common Stock owned in the aggregate by all of the Participants in this solicitation. Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

33

The shares of Common Stock directly beneficially owned by each of DGB Investment, the Residence Trust and the Nieces and Nephews Trust were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases. The shares of Common Stock directly beneficially owned by Ms. Harrison were purchased with personal funds (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company, and (xv) there are no material proceedings to which any Participant or any of his, hers or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)–(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

DGB Investment is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, of which DGB Investment is not aware a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi, at the address set forth on the back cover of this Proxy Statement, or call toll free at (877) 285-5990. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

34

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of DGB Investment.

This Proxy Statement is dated September 18, 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, stockholder proposals intended to be included in the Company’s proxy statement and voted on at the 2027 annual meeting of stockholders under SEC Rule 14a-8 must be received at the Company’s corporate headquarters at 25 Lake Avenue Ext., Danbury, CT 06811-5286, Attn: Corporate Secretary 120 days before the anniversary date of the first mailing of the Company’s proxy statement for the Annual Meeting. Applicable SEC rules and regulations govern the submission of stockholder proposals and the Company’s consideration of them for inclusion in the Company’s 2027 notice of annual meeting of stockholders and the 2027 proxy statement. The Company has not yet publicly disclosed the deadline for stockholders to submit a proposal for inclusion in the Company’s proxy materials for presentation at the 2027 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. As of the date of this Proxy Statement, the Company has not filed its definitive proxy statement for the Annual Meeting. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

In addition, according to the Company’s proxy statement, pursuant to the Bylaws and applicable SEC rules and regulations, in order for any business or director nomination not included in the proxy statement for the 2027 Annual Meeting to be brought before the meeting by a stockholder entitled to vote at the meeting, the stockholder must give timely written notice of that business to the Corporate Secretary. The Bylaws provide that to be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the Annual Meeting; provided, however, that in the event that less than 100 days’ notice or prior Public Announcement (as defined under Section 9.2 of the Bylaws) of the date of the 2027 Annual Meeting is given or made to stockholders, the stockholder’s notice in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2027 Annual Meeting was mailed or Public Announcement of the date of the 2027 Annual Meeting was made, whichever first occurs. The notice must contain the information required by Section 9.1 or Section 10 of Article II of the Bylaws, as applicable. Separately, under Rule 14a-19 under the Exchange Act, any stockholder intending to solicit proxies in support of director nominees other than the Board’s nominees at the Annual Meeting was required to provide notice to the Company containing the information required by Rule 14a-19 no later than September 6, 2026, and that deadline is not extended by the Bylaws.

35

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting of Stockholders, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of the Bylaws and must include the information in the notice required by the Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act (including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees). The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in the Company’s proxy statement within the procedures and deadlines set forth in SEC Rule 14a-8 and referred to in the paragraph above. The Company has not yet publicly disclosed the deadline for stockholders to comply with the universal proxy rules for the 2027 Annual Meeting. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

The Company’s proxy statement also states that alternatively, under the Company’s “proxy access” provision in the Bylaws, under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in the Company’s proxy statement for an annual meeting of stockholders. These proxy access provisions of the Bylaws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include their director candidates in the Company’s proxy statement must own 3% or more of the Company’s outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any proxy statement cannot exceed 20% of the number of directors then serving on the Board but may be at least two directors. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size, the maximum number of proxy access candidates that the Company would be required to include in the Company’s proxy statement is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the Company’s proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in the proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of the Company’s Common Stock held by each nominating stockholder or group of stockholders. Requests to include stockholder-nominated candidates in the Company’s proxy materials for next year’s annual meeting of stockholders must be received by the Corporate Secretary not less than 120 days and not more than 150 days prior to the anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such Public Announcement of the date of the annual meeting was made, whichever first occurs. The Company has not yet publicly disclosed the deadline for stockholders to submit director nominations for presentation at the 2027 Annual Meeting that are not to be included in the Company’s proxy materials. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2027 Annual Meeting is based on information contained in the Company’s proxy statements and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by DGB that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

36

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the DGB Nominees by marking, signing, dating and mailing the enclosed WHITE universal proxy card or WHITE voting instruction form promptly.

DGB Investment, Inc.

September 18, 2026

37

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

Nature of Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale

DGB INVESTMENT, INC.

Purchase of Common Stock	50,000	06/04/2026
Purchase of Common Stock	50,000	06/05/2026
Purchase of Common Stock	100,000	06/18/2026
Purchase of Common Stock	50,000	06/24/2026
Purchase of Common Stock	50,000	06/29/2026
Purchase of Common Stock	27,324	06/30/2026
Purchase of Common Stock	100,000	07/01/2026
Purchase of Common Stock	22,676	07/02/2026
Purchase of Common Stock	100,000	07/08/2026
Purchase of November 20, 2026 Call Option ($20.7561 Strike Price)	150,000	07/30/2026
Purchase of November 20, 2026 Call Option ($20.1526 Strike Price)	125,000	07/31/2026
Purchase of Common Stock	25,000	07/31/2026
Purchase of Common Stock	100,000	08/03/2026
Purchase of Common Stock	100,000	08/04/2026
Exercise of November 20, 2026 Call Option	150,000	08/25/2026
Exercise of November 20, 2026 Call Option	150,000	08/25/2026

Douglas Bergeron Qualified Personal Residence Trust

Purchase of Common Stock	1,654	07/14/2026
Purchase of Common Stock	30,000	07/15/2026
Purchase of Common Stock	30,000	07/16/2026
Purchase of Common Stock	28,346	07/17/2026

Bergeron Nieces and Nephews Trust

Purchase of Common Stock	27,000	07/20/2026
Purchase of Common Stock	27,000	07/21/2026
Purchase of Common Stock	16,000	07/22/2026
Purchase of Common Stock	16,000	07/23/2026
Purchase of Common Stock	39	07/27/2026
Purchase of Common Stock	28,961	07/30/2026
Purchase of Common Stock	20,000	07/31/2026

JENNIFER M. HARRISON

Purchase of Common Stock	25,000	08/25/2026

I-1

SCHEDULE II

As of the date of this Proxy Statement, the Company has not yet filed its definitive proxy statement for the Annual Meeting with the SEC. Once the Company files its definitive proxy statement, we intend to supplement this Proxy Statement and file revised definitive materials with the SEC to include information regarding persons who beneficially own more than 5% of the shares of Common Stock of the Company and the ownership of shares of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s definitive proxy statement.

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give DGB your proxy “FOR” the election of the DGB Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by taking the following steps:

•	SIGNING the enclosed WHITE universal proxy card or WHITE voting instruction form;
•	DATING the enclosed WHITE universal proxy card or WHITE voting instruction form; and
•	MAILING the enclosed WHITE universal proxy card or WHITE voting instruction form TODAY in the envelope provided (no postage is required if mailed in the United States); or
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your WHITE universal proxy card and WHITE voting instruction form.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your WHITE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi at the address set forth below.

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of DGB’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 285-5990

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

WHITE UNIVERSAL PROXY CARD

ETHAN ALLEN INTERIORS INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY AND ON BEHALF OF DGB INVESTMENT, INC. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ETHAN ALLEN INTERIORS INC. IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Douglas G. Bergeron, Andrew Freedman and Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of Ethan Allen Interiors Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2026 annual meeting of stockholders to be held virtually on such date and at such time to be determined by the Company  (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to DGB Investment, Inc. (together with the other participants in its solicitation, “DGB”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE FIVE (5) DGB NOMINEES IN PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with DGB’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

DGB STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE FIVE (5) DGB NOMINEES, AND NOT TO VOTE “FOR” ANY OF THE COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO FIVE (5) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN FIVE (5) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	To elect five (5) directors to the Board of Directors to serve until the Company’s 2027 annual meeting of stockholders.

DGB NOMINEES	FOR	WITHHOLD
a) Douglas G. Bergeron	☐	☐
b) Anna Brockway	☐	☐
c) Kristine E. Miller	☐	☐
d) Stephen Oblak	☐	☐
e) Stefanie Tsen Ward	☐	☐

COMPANY NOMINEES OPPOSED BY DGB	FOR	WITHHOLD
a) Maria Eugenia Casar	☐	☐
b) M. Farooq Kathwari	☐	☐
c) David M. Sable	☐	☐
d) Tara I. Stacom	☐	☐
e) Cynthia Ekberg Tsai	☐	☐

DGB MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2

2.	The Company’s proposal to approve, by advisory (non-binding) vote, the executive compensation of the Company’s Named Executive Officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DGB MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

WHITE UNIVERSAL PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.